UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934


Date of Report                     March 30, 1999
(Date of earliest event reported)  (March 30, 1999)


                     VANGUARD AIRLINES, INC.
      (Exact name of Registrant as specified in its charter)


     Delaware            0-27034                       48-1149290
(State or other jurisdiction  (Commission    (I.R.S. of Employer
Incorporation)                  File Number)  Identification No.)

     533 Mexico City Avenue
     Kansas City International Airport
     Kansas City, Missouri                           64153
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code(913) 789-1388



_________________________________________________________________
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     Vanguard Airlines, Inc. (the "Company") issued a press release on March 30, 1999, a copy of which is attached hereto as
Exhibit 99 and is incorporated herein by reference, announcing a proposed one-for-five reverse stock split.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following Exhibits are filed with this report:

Exhibit No.         Description

      99            Press Release, issued March 30, 1999.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   VANGUARD AIRLINES, INC.


                                   By:  /S/ Robert J. Spane
                                        Robert J. Spane,
                                        President and Chief
                                        Executive Officer


Date:  March 30, 1999